UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 14, 2008

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)  651-293-2233

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Daniel J. Schmechel, Senior Vice President and Controller, and the company’s principal accounting officer, has accepted a senior level assignment with the company’s Europe, Middle East and Africa (EMEA) business effective mid-April 2008.  John J. Corkrean, currently Vice President and Treasurer, will become Vice President and Corporate Controller, and the company’s principal accounting officer, effective mid-April 2008.

Mr. Corkrean, age 42, joined Ecolab’s Treasury department in 1999, was promoted in 2002 to Professional Products Vice President and Controller and also served as Professional Products Vice President Distributor Sales.  Mr. Corkrean was elected to his current position as Vice President and Treasurer in February 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: March 20, 2008	By:	/s/Sarah Z. Erickson
Sarah Z. Erickson
Assistant Secretary